UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

ANNTAYLOR STORES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

AnnTaylor Stores Corporation (the “Company”) issued a Press Release, dated November 6, 2008. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

The Press Release furnished with this report contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company updated its earnings per share guidance for the quarter ended November 1, 2008 that excludes costs associated with the Company’s restructuring program. The Company believes that these non-GAAP financial measures assist the reader’s understanding by removing the impact of the restructuring program from its continuing business operations. These measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On November 6, 2008, the Company announced additional actions that build upon the Company’s multi-year strategic restructuring program first announced in January 2008 (the “January program”). These additional actions, which include an organizational streamlining and the additional non-cash write-down of store assets, were designed to further reduce the Company’s cost structure and enhance its operational efficiency. The Company now expects total ongoing annualized savings under the program to reach $80 to $90 million.

The Company now expects total one-time pre-tax expenses associated with its restructuring initiatives in the range of $65 to $70 million. These costs include the $40 to $45 million originally anticipated under the January program, plus the incremental costs discussed in the next paragraph. As of the end of the third quarter of fiscal 2008, approximately $10 million of these pre-tax expenses remain under the program and are largely cash expenditures, with approximately $4 million expected to be incurred in the fourth quarter of fiscal 2008 and the balance to be incurred in fiscal 2009 and fiscal 2010.

The Company plans to eliminate approximately 260 positions through an organizational streamlining designed to strategically right-size the corporate and divisional organizations. In connection with this action, the Company will recognize a one-time pre-tax cash charge of approximately $12 million for severance and related costs in the third quarter of fiscal 2008. In addition, the Company expects to incur approximately $12 million in incremental non-cash impairment costs associated with the write-down of store assets related to the Company’s store closing plans announced in January.

The above estimated costs and charges are preliminary and may vary materially based on various factors, including timing in execution of the restructuring program and changes in management’s assumptions and projections.

Item 2.06	Material Impairments.

The information set forth in Item 2.05 is incorporated by reference into this Item 2.06.

Item 7.01	Regulation FD Disclosure.

AnnTaylor Stores Corporation issued a Press Release, dated November 6, 2008. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by AnnTaylor Stores Corporation on November 6, 2008.

Forward-looking Statements

Certain statements in this Form 8-K, including without limitation statements with respect to the Company’s restructuring program and estimated savings and cash and non-cash expenditures related thereto, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements may use the words “expect”, “anticipate”, “plan”, “intend”, “project”, “may”, “believe” and similar expressions. Forward-looking statements also include representations of the expectations or beliefs of the Company concerning future events that involve risks and uncertainties, including those set forth in Item 2.05 above, and:

•	the risk that the benefits expected from the restructuring program will not be achieved or may take longer to achieve than expected;

•	changes in management’s assumptions and projections concerning costs and timing in execution of the restructuring program;

•	the Company’s ability to predict accurately client fashion preferences;

•	competitive influences and decline in the demand for merchandise offered by the Company;

•	the Company’s ability to successfully execute brand extensions and new concepts;

•	effectiveness of the Company’s brand awareness and marketing programs, and its ability to maintain the value of its brands;

•	the Company’s ability to secure and protect trademarks and other intellectual property rights in the United States and/or foreign countries;

•	general economic conditions, including the impact of higher fuel and energy prices, a downturn in the retail industry or changes in levels of store traffic;

•	continuation of lowered levels of consumer spending resulting from the worldwide economic downturn, lowered levels of consumer confidence and higher levels of unemployment;

•	the behavior of financial markets, including fluctuations in interest rates and the value of the U.S. dollar against foreign currencies, or restrictions on the transfer of funds;

•	the commercial and consumer credit environment;

•	continued volatility and further deterioration of the capital markets;

•	fluctuation in the Company’s level of sales and earnings growth;

•	the Company’s ability to locate new store sites or negotiate favorable lease terms for additional stores or for the lease renewal or expansion of existing stores;

•	risks associated with the performance and operations of the Company’s Internet operations;

•	a significant change in the regulatory environment applicable to the Company’s business;

•

risks associated with the possible inability of the Company, particularly through its sourcing and logistics functions, to operate within production and delivery constraints and the Company’s dependence on a single distribution facility;

•

the uncertainties of sourcing associated with the current quota environment, including changes in sourcing patterns resulting from the elimination of quota on apparel products and the re-imposition of quotas in certain categories, and other possible trade law or import restrictions;

•	risks associated with the Company’s reliance on foreign sources of production, including financial or political instability in any of the countries in which the Company’s goods are manufactured;

•	risks associated with a failure by independent manufacturers to comply with the Company’s quality, product safety and social practices requirements;

•	the potential impact of natural disasters and public health concerns, particularly on the Company’s foreign sourcing offices and manufacturing operations of the Company’s vendors;

•	acts of war or terrorism in the United States or worldwide;

•	work stoppages, slowdowns or strikes;

•	the Company’s ability to hire, retain and train key personnel;

•	the Company’s ability to successfully upgrade and maintain its information systems, including adequate system security controls; and

•	the Company’s ability to continue operations in accordance with its business continuity plan in the event of an interruption.

Further description of these risks and uncertainties and other important factors are set forth in the Company’s latest Annual Report on Form 10-K, including but not limited to Item 1A – Risk Factors and Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations therein, and in the Company’s other filings with the SEC. Although these forward-looking statements reflect the Company’s current expectations concerning future events, actual results may differ materially from current expectations or historical results. The Company does not assume any obligation to publicly update or revise any forward-looking statements at any time for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNTAYLOR STORES CORPORATION

	By:	/s/ Barbara K. Eisenberg
Date: November 7, 2008		Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AnnTaylor Stores Corporation on November 6, 2008.